Exhibit 99.13


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMM 2005-LP5, Class A2

Deal Information

Tranche Information
----------------------------------------------------
Tranche                          A2
----------------------------------------------------
CUSIP                            20047PAB3
----------------------------------------------------
Coupon                           4.63000000
----------------------------------------------------
Type                             SEN_FIX
----------------------------------------------------
Orig Balance                     592,379,000.00
----------------------------------------------------
Cur Balance                      592,379,000.00
----------------------------------------------------
Factor                           1.0000
----------------------------------------------------

Price/Yield
------------------------------------------------------------------------------------------------------------------------------------
Given: Price                                                                           0 CPR                EXTEND GM AND 63 MADISON
------------------------------------------------------------------------------------------------------------------------------------
100.263872                       Price                                            100.263872                              100.263872
------------------------------------------------------------------------------------------------------------------------------------
                                 Price w/ Accrued                                 100.623983                              100.623983
------------------------------------------------------------------------------------------------------------------------------------
                                 Yield                                                4.5844                                  4.6008
------------------------------------------------------------------------------------------------------------------------------------
                                 Spread                                              23.0000                                 13.9914
------------------------------------------------------------------------------------------------------------------------------------
                                 WAL                                                4.768198                                5.998447
------------------------------------------------------------------------------------------------------------------------------------
                                 Mod Durn                                            4.18240                                 5.10479
------------------------------------------------------------------------------------------------------------------------------------
                                 Accrued Interest                               2,133,222.60                            2,133,222.60
------------------------------------------------------------------------------------------------------------------------------------
                                 Days of Accrued Interest                                 28                                      28
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           1                                       1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Swap Curve                       Mat   1MO   2MO   3MO   4MO   5MO   6MO   7MO   8MO   9MO  10MO  11MO   1YR   2YR   3YR   4YR   5YR
------------------------------------------------------------------------------------------------------------------------------------
                                 Yld 3.020 3.096 3.162 3.219 3.284 3.339 3.384 3.429 3.475 3.512 3.546 3.580 3.987 4.170 4.283 4.376
------------------------------------------------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------
                                       6YR   7YR   8YR   9YR  10YR  11YR  12YR  13YR  14YR  15YR  20YR  30YR
                                     -------------------------------------------------------------------------------------
                                     4.461 4.535 4.605 4.667 4.724 4.772 4.816 4.855 4.891 4.925 5.027 5.083
                                     -------------------------------------------------------------------------------------